UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
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☐	Soliciting Material Pursuant to § 240.14a-12
SYMANTEC CORPORATION
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*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials Meeting Information Meeting Type: Annual Meeting SYMANTEC CORPORATION For holders as of: July 27, 2009 Date: September 23, 2009 Time: 9:00 AM PDT B Location: Symantec Corporation A 350 Ellis Street R Mountain View, California C O D You are receiving this communication because you hold E shares in the above named company. SYMANTEC CORPORATION 20330 STEVENS CREEK BLVD This is not a ballot. You cannot use this notice to vote CUPERTINO, CA 95014 these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy Investor Address Line 1 1 Investor Address Line 2 15 12 materials online at www.proxyvote.com or easily request a Investor Address Line 3 OF paper copy (see reverse side). Investor Address Line 4 Investor Address Line 5 2 We encourage you to access and review all of the John Sample important information contained in the proxy materials 1234 ANYWHERE STREET before voting. ANY CITY, ON A1A 1A1 See the reverse side of this notice to obtain proxy materials and voting instructions. Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Combined Document How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BYTELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 03, 2009 to facilitate timely delivery. . To facilitate timely delivery please make the request as instructed above on or before How To Vote Please Choose One of The Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Internal Use Only

Voting items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Michael A. Brown 02 William T. Coleman 03 Frank E. Dangeard 04 Geraldine B. Laybourne 05 David L. Mahoney 06 Robert S. Miller 07 Enrique T. Salem 08 Daniel H. Schulman 09 John W. Thompson 10 V. Paul Unruh The Board of Directors recommends you vote FOR the following proposal(s): B 2 To ratify the selection of KPMG LLP as Symantec’s independent registered public accounting firm for the 2010 A fiscal year. R The Board of Directors recommends you vote AGAINST the following proposal(s): C 3 To consider and vote upon a stockholder proposal regarding special stockholder meetings, if properly presented O at the meeting. D NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof. E ? 0000 0000 0000 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Reserved for Broadridge Internal Control Information NAME THE COMPANY NAME INC. — COMMON 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. — 401 K 123,456,789,012.12345 Broadridge Internal Use Only Job # THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Envelope # Sequence # # of # Sequence #